SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 26, 1998

                         OAO TECHNOLOGY SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       000-23173                 52-1973990
(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                File Number)            Identification No.)


7500 Greenway Center Drive, 16th Floor, Greenbelt, MD            20770
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (301) 486-0400



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ITEM 5.  Other Events.

     On June 26, 1998, OAO Technology Solutions, Inc. announced by a press release that it (a) had appointed Gregory A. Pratt as Chief Executive Officer of the Company, effective July 1, 1998, succeeding William Hill; (b) had entered into a letter of intent to acquire OAO Services, Inc., a national provider of IT staffing augmentation services with annual revenues of approximately $60 million, in a cash transaction; (c) had entered into a letter of intent to acquire Enterprise Technology Group, a company founded in 1997 by Gregory A. Pratt to provide integration, implementation and training services for SAP and Microsoft applications; and (d) expects to incur a loss of approximately $0.16 per share (diluted) in the quarter ending June 30, 1998.

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

     (a)  Financial Statements.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits

          99.1 Press Release of OAO  Technology  Solutions,  Inc. dated June 26,
          1998

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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 29, 1998          OAO TECHNOLOGY SOLUTIONS, INC.



                              By:      /s/ Samuel D. Horgan
                                       -----------------------------------------
                                       Samuel D. Horgan, Sr. Vice President,
                                       Chief Financial Officer and Treasurer


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


                                  EXHIBIT INDEX



        DOCUMENT

99.1   Press Release of OAO Technology Solutions, Inc. dated June 26, 1998



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